UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 7, 2020

GLOBAL PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161
800 South Street
Waltham, Massachusetts 02454-9161
(Address of Principal Executive Offices)

(781) 894-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
Common Units representing limited partner interests	GLP	New York Stock Exchange

9.75% Series A Fixed-to-Floating Cumulative Redeemable Perpetual Preferred Units representing limited partner interests	GLP pr A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                                            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On May 7, 2020, Global Partners LP (the “Partnership”) and certain of its subsidiaries entered into the Fourth Amendment to Third Amended and Restated Credit Agreement (the “Fourth Amendment”), which further amends the Third Amended and Restated Credit Agreement dated April 25, 2017 (as amended, the “Credit Agreement”).  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

The Fourth Amendment amends certain terms, provisions and covenants of the Credit Agreement, including, without limitation:

(i)
increases by 0.125% the applicable rate under the working capital facility for borrowings of base rate loans, Eurocurrency rate loans and cost of funds rate loans and for issuances of letters of credit;

(ii)	adds two pricing levels under the revolving credit facility for borrowings of base rate loans, Eurocurrency rate loans and cost of funds rate loans and for issuances of letters of credit;

(iii)	adds a Eurocurrency rate floor of 0.75% and a cost of funds rate floor of 0.50%;

(iv)
for the four (4) quarters commencing with the quarter ended June 30, 2020 (A) increases to Combined Total Leverage Ratio covenant levels and (B) a reduction to the Combined Interest Coverage Ratio covenant levels; and

(v)
reduces the aggregate commitments under the facilities by 10% with the commitments under the working capital facility reduced to $770.0 million from $850.0 million and the commitments under the revolving credit facility reduced to $400.0 million from $450.0 million.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Fourth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

All other material terms of the Credit Agreement remain substantially the same as disclosed in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2019.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description of the Fourth Amendment to the Credit Agreement under Item 1.01 above is incorporated in this Item 2.03 by reference.

Item 9.01.                          Financial Statements and Exhibits

   (d)                         Exhibits

Exhibit No.	Description

10.1	Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of May 7, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP
	By:	Global GP LLC,
its general partner

Dated: May 7, 2020	By:	/s/ Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary